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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 22, 1995


                            PHOENIX TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


               0-17111                                 04-2685985
     (Commission File Number)                (IRS Employer Identification No.)



2770 De La Cruz Blvd., Santa Clara CA                    95050
(Address of Principal Executive Offices)               (Zip Code)



        Registrant's telephone number, including area code: 408-654-9000

                                                            TOTAL PAGES: 4
                                                   EXHIBIT INDEX AT PAGE 3

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ITEM 4.             CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) On December 22, 1995, the Registrant terminated Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as its principal accountant for auditing the Registrant's financial statements. On December 22, 1995, the Registrant engaged Ernst & Young LLP ("Ernst & Young") as the Registrant's principal acountant to audit the Registrant's financial statements.

     (b) There were no adverse opinions or disclaimers of opinion with respect to reports of Coopers & Lybrand on the financial statements of the Registrant for the two most recent fiscal years ended September 30, 1995 and 1994, respectively (the "Reports") and the Reports were not qualified as to audit scope or accounting principles.

     (c) The Registrant has confirmed with Coopers & Lybrand that for the fiscal years ended September 30, 1995 and 1994, respectively, and for the interim period from October 1, 1995 through the date of this Report there have been no disagreements between Coopers & Lybrand and the Registrant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.


     (d) The Registrant has provided to Coopers & Lybrand copies of the disclosures made herein and has requested that Coopers & Lybrand furnish a letter addressed to the Commission stating whether it agrees with such disclosures. A copy of the response from Coopers & Lybrand is filed as an exhibit to this Report.

     (e) In connection with the audit of the Company's financial statements for the fiscal year ended September 30, 1995, the Company consulted with Ernst & Young in connection with the methodology used by the Company for determining its tax provision for the year then ended. Notwithstanding such consulting, the Company employed the methodology recommended by Coopers & Lybrand. No other consultations occurred between the Registrant and Ernst & Young during the two most recent fiscal years and any subsequent interim periods prior to Ernst & Young's appointment regarding the application of accounting principles, the type of audit opinion or other information considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue. The Registrant has asked Ernst & Young to review the statements made in this Item 4(e) and has afforded it the opportunity to comment thereon. Ernst & Young has advised the Registrant that it concurs with the statements made in this Item 4(e) and has no further comments.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired


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          None

     (b)  Pro forma financial information.

          None

     (c)  Exhibits.

          The following exhibits are included herein:

          EXHIBIT NO.    DESCRIPTION
          -----------    -----------

               16 Letter from Coopers & Lybrand L.L.P. to the Securities and Exchange Commission dated January 2, 1996.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PHOENIX TECHNOLOGIES LTD.



Dated:  January 2, 1996            /s/  Robert J. Riopel
                                   ------------------------------------------
                                   Robert J. Riopel
                                   Vice President, Finance,
                                   Chief Financial Officer and Treasurer


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